UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026
PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 11, 2026, Pulte Mortgage LLC (“Pulte Mortgage”), a wholly-owned subsidiary of PulteGroup, Inc. ("PulteGroup"), entered into a Master Repurchase Agreement (the "Repurchase Agreement") dated as of August 11, 2026 with Truist Bank, as Agent and representative of itself as a Buyer (as defined in the Repurchase Agreement) and the other Buyers ("Agent"), and the other Buyers listed therein. The purpose of the Repurchase Agreement is to finance the origination of mortgage loans by Pulte Mortgage. The Repurchase Agreement expires on the earlier of (i) August 10, 2027, or (ii) the date when the Buyers’ commitments are terminated pursuant to the Repurchase Agreement, or by operation of law.

The Repurchase Agreement provides for a maximum aggregate commitment of $625 million, subject to certain sublimits. The maximum aggregate commitment is initially set at $625 million, which continues until expiration.

A copy of the Repurchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The above summary of the material terms of the Repurchase Agreement is qualified in its entirety by reference to Exhibit 10.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

All the information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Master Repurchase Agreement dated as of August 11, 2026, among Truist Bank, as Agent and a Buyer and Swing Line Facility Buyer, the other Buyers party hereto Pulte Mortgage LLC, as seller.

104 Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	August 12, 2026	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary